Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	5/31/06	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	960	1,089	10,418	(90,242)	2,752	291
Investment securities, at market	2,239,384	2,217,754	2,208,803	2,158,846	1,968,477	1,932,805
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,300,344	2,278,843	2,279,221	2,128,604	2,031,229	1,993,096

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	8,968,061	8,968,061	8,830,983	8,830,983	8,830,983	11,691,065
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,468,061	30,468,061	30,330,983	30,330,983	30,330,983	33,191,065

TOTAL ASSETS	32,768,405	32,746,904	32,610,204	32,459,587	32,362,212	35,184,161

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	November 9, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	5/31/06	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06
LIABILITIES:
Post-Petition debt (Sched. C)	56,403	54,787	48,619	82,589	38,273	65,544

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,212,717	138,211,101	138,204,933	138,238,903	138,194,587	138,221,858

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(403,516)	(423,401)	(553,933)	(738,520)	(791,579)	2,003,099

TOTAL SHAREHOLDERS EQUITY	(105,444,312)	(105,464,197)	(105,594,729)	(105,779,316)	(105,832,375)	(103,037,697)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,768,405	32,746,904	32,610,204	32,459,587	32,362,212	35,184,161

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	5/31/06	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06
REVENUE:
Net investment income	10,369	9,230	9,758	9,689	8,436	8,897
Net realized gain	0	0	0	0	0	0
Other	0	0	9,870	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,422)	(7,346)	(6,618)	(6,618)	(6,610)	(6,498)
Board fees and expenses	(1,159)	0	0	0	0	0
Legal fees and expenses	(106,144)	(19,817)	(1,048)	(185,664)	(38,990)	(49,827)
Accounting fees and expenses	0	0	(1,940)	0	0	(11,978)
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	(13,500)	0
Filing fees and expenses	(2,693)	(1,948)	(3,463)	(1,955)	(2,333)	(5,974)
Miscelleanous	(31)	(5)	(13)	(39)	(62)	(24)

NET OPERATING INCOME / LOSS	(107,080)	(19,886)	6,546	(184,587)	(53,059)	(65,404)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	(103,867)	0	0	2,388,299
Equity in unrealized losses of securities of AIC	0	0	(33,211)	0	0	471,783

TOTAL OTHER INCOME (EXPENSE)	0	0	(137,078)	0	0	2,860,082

NET INCOME (LOSS)	(107,080)	(19,886)	(130,532)	(184,587)	(53,059)	2,794,678

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	5/31/06	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06
CASH DIFFERENCE:
Current ending cash balance	960	1,089	10,418	(90,242)	2,752	291
Less ending prior month balance	(1,541)	(960)	(1,089)	(10,418)	90,242	(2,752)

NET CASH INCREASE (DECREASE)	(581)	129	9,329	(100,660)	92,994	(2,461)

SOURCES OF CASH:
Net income (loss)	(107,080)	(19,886)	(130,532)	(184,587)	(53,059)	2,794,678
Equity in earnings and unrealized losses of AIC	0	0	137,078	0	0	(2,860,082)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	85,691	21,630	8,951	49,957	190,369	35,672
Increase in:
Post- petition debt	20,808	0	0	33,970	0	27,271
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(581)	1,744	15,497	(100,660)	137,310	(2,461)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	(1,615)	(6,168)	0	(44,316)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(1,615)	(6,168)	0	(44,316)	0

NET CASH INCREASE (DECREASE)	(581)	129	9,329	(100,660)	92,994	(2,461)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	5/31/06	6/30/06	7/31/06	8/31/06	9/30/06	10/31/06
TRADE ACCOUNTS PAYABLE	56,403	54,787	48,619	82,589	38,273	65,544
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	56,403	54,787	48,619	82,589	38,273	65,544